Exhibit 99.1

Corporate Communications
mediarelations@aa.com

Investor Relations
investor.relations@aa.com

FOR RELEASE: Thursday, Oct. 19, 2023
AMERICAN AIRLINES REPORTS THIRD-QUARTER 2023 FINANCIAL RESULTS
FORT WORTH, Texas –– American Airlines Group Inc. (NASDAQ: AAL) today reported its third-quarter 2023 financial results, including:
•Record third-quarter revenue of approximately $13.5 billion.
•GAAP third-quarter net loss of $545 million, or ($0.83) per diluted share.
•Excluding net special items1, third-quarter net income of $263 million, or $0.38 per diluted share.
•Record third-quarter completion factor, best among U.S. network carriers.
•Ended the third quarter with approximately $13.5 billion of total available liquidity.
•Reduced total debt2 by $1.4 billion in the third quarter.
•Credit rating upgraded by Fitch, Moody's and Standard & Poor's during the third quarter.
“The American Airlines team continues to produce strong results,” said American’s CEO Robert Isom. “Our team is delivering record-setting reliability and operational performance. We are executing on our plans and remain well-positioned for the future, supported by the strength of our network, our young and modern fleet, and our outstanding team.”
Reliability
American delivered a strong operation in the third quarter, including a record-setting performance during the peak travel period this summer. American operated more than 515,000 flights in the third quarter with an average load factor of 84%. The company produced its best-ever third-quarter completion factor and the best completion factor among U.S. network carriers. American is committed to building on this momentum and delivering a reliable operation for customers during the upcoming holiday travel season.
Financial performance
American produced record third-quarter revenues of approximately $13.5 billion, driven by a resilient demand environment and record-setting co-brand credit card and travel rewards program revenue. American saw year-over-year growth in corporate and government revenue in the third quarter and continued strength in demand and revenue from unmanaged business travel.
In the third quarter, the company produced an operating margin of (1.7%) and net loss of $545 million on a GAAP basis. Excluding net special items1, American produced an operating margin of 5.4% and net income of $263 million in the third quarter, exceeding the high end of the company's prior guidance.

American Airlines Reports Third-Quarter 2023 Financial Results
Oct. 19, 2023

Liquidity and balance sheet
American reduced total debt2 by $1.4 billion in the third quarter. Strengthening the balance sheet continues to be a top priority, and the company is more than 70% of the way to its goal of reducing total debt by $15 billion by the end of 2025. As of Sept. 30, 2023, American had reduced its total debt by approximately $10.9 billion from peak levels in mid-2021.
American's commitment to strengthening its balance sheet is being recognized, with Fitch, Moody's and Standard & Poor's each upgrading the company's credit rating in the third quarter. The company ended the quarter with approximately $13.5 billion of total available liquidity, comprised of cash and short-term investments plus undrawn capacity under revolving and other short-term credit facilities.
Guidance and investor update
Based on demand trends and the current fuel price forecast and excluding the impact of special items3, the company expects its fourth-quarter 2023 adjusted operating margin to be 2% to 4%. American now expects its full-year 2023 adjusted operating margin to be approximately 7%.
For additional financial forecasting detail, please refer to the company’s investor update, furnished with this press release with the SEC on Form 8-K. This filing will also be available at aa.com/investorrelations.
Conference call and webcast details
The company will conduct a live audio webcast of its financial results conference call at 7:30 a.m. CT today. The call will be available to the public on a listen-only basis at
aa.com/investorrelations. An archive of the webcast will be available on the website through Nov. 19.
Notes
See the accompanying notes in the financial tables section of this press release for further explanation, including a reconciliation of all GAAP to non-GAAP financial information, including the calculation of free cash flow.
1.The company recognized $808 million of net special items in the third quarter after the effect of taxes, which principally included operating net special items of $983 million related to one-time charges resulting from the ratification of a new collective bargaining agreement with American's mainline pilots, as well as nonoperating net special items of $101 million for charges associated with debt extinguishments and mark-to-market net unrealized losses on certain equity investments.
2.All references to total debt include debt, finance leases, operating lease liabilities and pension obligations.
3.The company is unable to reconcile certain forward-looking information to GAAP as the nature or amount of net special items cannot be determined at this time.
About American Airlines Group
To Care for People on Life’s Journey®. Shares of American Airlines Group Inc. trade on Nasdaq under the ticker symbol AAL and the company’s stock is included in the S&P 500. Learn more about what’s happening at American by visiting news.aa.com and connect with American @AmericanAir and at Facebook.com/AmericanAirlines.

American Airlines Reports Third-Quarter 2023 Financial Results
Oct. 19, 2023

Cautionary statement regarding forward-looking statements and information
Certain of the statements contained in this report should be considered forward-looking statements within the meaning of the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, and the Private Securities Litigation Reform Act of 1995. These forward-looking statements may be identified by words such as “may,” “will,” “expect,” “intend,” “anticipate,” “believe,” “estimate,” “plan,” “project,” “could,” “should,” “would,” “continue,” “seek,” “target,” “guidance,” “outlook,” “if current trends continue,” “optimistic,” “forecast” and other similar words. Such statements include, but are not limited to, statements about the company’s plans, objectives, expectations, intentions, estimates and strategies for the future, and other statements that are not historical facts. These forward-looking statements are based on the company’s current objectives, beliefs and expectations, and they are subject to significant risks and uncertainties that may cause actual results and financial position and timing of certain events to differ materially from the information in the forward-looking statements. These risks and uncertainties include, but are not limited to, those set forth herein as well as in the company’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2023 (especially in Part I, Item 2. Management’s Discussion and Analysis of Financial Condition and Results of Operations and Part II, Item 1A. Risk Factors), and other risks and uncertainties listed from time to time in the company’s other filings with the Securities and Exchange Commission. Additionally, there may be other factors of which the company is not currently aware that may affect matters discussed in the forward-looking statements and may also cause actual results to differ materially from those discussed. The company does not assume any obligation to publicly update or supplement any forward-looking statement to reflect actual results, changes in assumptions or changes in other factors affecting these forward-looking statements other than as required by law. Any forward-looking statements speak only as of the date hereof or as of the dates indicated in the statement.

American Airlines Reports Third-Quarter 2023 Financial Results
Oct. 19, 2023

American Airlines Group Inc.
Condensed Consolidated Statements of Operations
(In millions, except share and per share amounts)
(Unaudited)

	3 Months Ended September 30,		Percent Increase (Decrease)		9 Months Ended September 30,		Percent Increase (Decrease)
	2023	2022			2023	2022
Operating revenues:
Passenger	$12,421	$12,396	0.2		$36,502	$32,438	12.5
Cargo	193	279	(30.9)		613	970	(36.8)
Other	868	787	10.4		2,611	2,375	10.0
Total operating revenues	13,482	13,462	0.1		39,726	35,783	11.0
Operating expenses:
Aircraft fuel and related taxes	3,209	3,847	(16.6)		9,098	10,369	(12.3)
Salaries, wages and benefits	3,974	3,384	17.4		10,891	9,773	11.4
Regional expenses:
Regional operating expenses	1,089	1,093	(0.5)		3,224	3,058	5.5
Regional depreciation and amortization	79	81	(1.4)		239	240	(0.5)
Maintenance, materials and repairs	870	685	26.9		2,389	1,949	22.6
Other rent and landing fees	745	710	5.0		2,214	2,081	6.4
Aircraft rent	342	347	(1.4)		1,031	1,045	(1.4)
Selling expenses	430	495	(13.2)		1,357	1,331	1.9
Depreciation and amortization	487	491	(0.8)		1,456	1,486	(2.0)
Special items, net	949	37	nm	(1)	962	189	nm
Other	1,531	1,362	12.5		4,487	4,037	11.1
Total operating expenses	13,705	12,532	9.4		37,348	35,558	5.0
Operating income (loss)	(223)	930	nm		2,378	225	nm
Nonoperating income (expense):
Interest income	168	70	nm		456	107	nm
Interest expense, net	(537)	(499)	7.8		(1,626)	(1,430)	13.7
Other income (expense), net	(98)	157	nm		(119)	274	nm
Total nonoperating expense, net	(467)	(272)	71.9		(1,289)	(1,049)	22.8
Income (loss) before income taxes	(690)	658	nm		1,089	(824)	nm
Income tax provision (benefit)	(145)	175	nm		286	(148)	nm
Net income (loss)	$(545)	$483	nm		$803	$(676)	nm

Earnings (loss) per common share:
Basic	$(0.83)	$0.74			$1.23	$(1.04)
Diluted	$(0.83)	$0.69			$1.16	$(1.04)
Weighted average shares outstanding (in thousands):
Basic	654,119	650,586			653,241	650,145
Diluted	654,119	715,985			719,956	650,145
Note: Percent change may not recalculate due to rounding.
(1)Not meaningful or greater than 100% change.

American Airlines Reports Third-Quarter 2023 Financial Results
Oct. 19, 2023

American Airlines Group Inc.
Consolidated Operating Statistics (1)
(Unaudited)

	3 Months Ended September 30,		Increase (Decrease)	9 Months Ended September 30,		Increase (Decrease)
	2023	2022		2023	2022
Revenue passenger miles (millions)	61,561	58,499	5.2%	173,595	160,305	8.3%
Available seat miles (ASM) (millions)	73,285	68,567	6.9%	207,950	194,264	7.0%
Passenger load factor (percent)	84.0	85.3	(1.3) pts	83.5	82.5	1.0 pts
Yield (cents)	20.18	21.19	(4.8) %	21.03	20.23	3.9%
Passenger revenue per ASM (cents)	16.95	18.08	(6.3) %	17.55	16.70	5.1%
Total revenue per ASM (cents)	18.40	19.63	(6.3) %	19.10	18.42	3.7%
Cargo ton miles (millions)	490	478	2.5%	1,339	1,514	(11.6) %
Cargo yield per ton mile (cents)	39.31	58.30	(32.6) %	45.78	64.07	(28.6) %

Fuel consumption (gallons in millions)	1,102	1,031	6.9%	3,107	2,922	6.3%
Average aircraft fuel price including related taxes (dollars per gallon)	2.91	3.73	(22.0) %	2.93	3.55	(17.5) %

Operating cost per ASM (cents)	18.70	18.28	2.3%	17.96	18.30	(1.9) %
Operating cost per ASM excluding net special items (cents)	17.40	18.22	(4.5) %	17.49	18.21	(3.9) %
Operating cost per ASM excluding net special items and fuel (cents)	13.02	12.61	3.3%	13.12	12.87	1.9%

Passenger enplanements (thousands)	54,608	52,564	3.9%	157,125	148,353	5.9%
Departures (thousands):
Mainline	296	273	8.1%	860	775	11.0%
Regional	223	228	(2.4) %	633	702	(9.8) %
Total	519	501	3.3%	1,493	1,477	1.1%
Average stage length (miles):
Mainline	1,166	1,175	(0.7) %	1,144	1,172	(2.4) %
Regional	461	476	(3.1) %	464	479	(3.2) %
Total	864	857	0.8%	856	842	1.6%
Aircraft at end of period:
Mainline (2)	950	908	4.6%	950	908	4.6%
Regional (3)	549	553	(0.7) %	549	553	(0.7) %
Total	1,499	1,461	2.6%	1,499	1,461	2.6%
Full-time equivalent employees at end of period:
Mainline	104,300	102,200	2.1%	104,300	102,200	2.1%
Regional (4)	28,500	27,500	3.6%	28,500	27,500	3.6%
Total	132,800	129,700	2.4%	132,800	129,700	2.4%
Note: Amounts may not recalculate due to rounding.
(1)Unless otherwise noted, operating statistics include mainline and regional operations. Regional includes wholly-owned regional airline subsidiaries and operating results from capacity purchase carriers.
(2)Excludes one Boeing 737-800 mainline aircraft that was in temporary storage as of September 30, 2023.
(3)Includes aircraft owned and leased by American as well as aircraft operated by third-party regional carriers under capacity purchase agreements. Excluded from the aircraft count above are 75 regional aircraft that were in temporary storage as of September 30, 2023 as follows: 54 Embraer 145, 11 Bombardier CRJ 700, five Embraer 170, and five Bombardier CRJ 900.
(4)Regional full-time equivalent employees only include our wholly-owned regional airline subsidiaries.

American Airlines Reports Third-Quarter 2023 Financial Results
Oct. 19, 2023

American Airlines Group Inc.
Consolidated Revenue Statistics by Region
(Unaudited)

	3 Months Ended September 30,		Increase (Decrease)	9 Months Ended September 30,		Increase (Decrease)
	2023	2022		2023	2022
Domestic (1)
Revenue passenger miles (millions)	40,255	39,226	2.6%	115,764	111,346	4.0%
Available seat miles (ASM) (millions)	48,146	45,686	5.4%	138,400	131,507	5.2%
Passenger load factor (percent)	83.6	85.9	(2.3) pts	83.6	84.7	(1.1) pts
Passenger revenue (dollars in millions)	8,616	8,786	(1.9) %	25,848	23,966	7.9%
Yield (cents)	21.40	22.40	(4.4) %	22.33	21.52	3.7%
Passenger revenue per ASM (cents)	17.90	19.23	(6.9) %	18.68	18.22	2.5%

Latin America (2)
Revenue passenger miles (millions)	7,833	8,012	(2.2) %	24,767	24,088	2.8%
Available seat miles (millions)	8,872	9,166	(3.2) %	28,582	29,278	(2.4) %
Passenger load factor (percent)	88.3	87.4	0.9 pts	86.7	82.3	4.4 pts
Passenger revenue (dollars in millions)	1,490	1,596	(6.6) %	5,045	4,357	15.8%
Yield (cents)	19.02	19.92	(4.5) %	20.37	18.09	12.6%
Passenger revenue per ASM (cents)	16.80	17.41	(3.5) %	17.65	14.88	18.6%

Atlantic
Revenue passenger miles (millions)	11,764	10,623	10.7%	28,274	23,273	21.5%
Available seat miles (millions)	14,262	12,945	10.2%	35,328	30,955	14.1%
Passenger load factor (percent)	82.5	82.1	0.4 pts	80.0	75.2	4.8 pts
Passenger revenue (dollars in millions)	2,056	1,901	8.2%	4,875	3,848	26.7%
Yield (cents)	17.48	17.89	(2.3) %	17.24	16.53	4.3%
Passenger revenue per ASM (cents)	14.41	14.68	(1.8) %	13.80	12.43	11.0%

Pacific
Revenue passenger miles (millions)	1,709	638	nm	4,790	1,598	nm
Available seat miles (millions)	2,005	770	nm	5,640	2,524	nm
Passenger load factor (percent)	85.2	82.9	2.3 pts	84.9	63.3	21.6 pts
Passenger revenue (dollars in millions)	259	113	nm	734	267	nm
Yield (cents)	15.16	17.74	(14.5) %	15.32	16.66	(8.1) %
Passenger revenue per ASM (cents)	12.92	14.71	(12.1) %	13.01	10.55	23.3%

Total International
Revenue passenger miles (millions)	21,306	19,273	10.5%	57,831	48,959	18.1%
Available seat miles (millions)	25,139	22,881	9.9%	69,550	62,757	10.8%
Passenger load factor (percent)	84.7	84.2	0.5 pts	83.2	78.0	5.2 pts
Passenger revenue (dollars in millions)	3,805	3,610	5.4%	10,654	8,472	25.8%
Yield (cents)	17.86	18.73	(4.7) %	18.42	17.30	6.5%
Passenger revenue per ASM (cents)	15.14	15.78	(4.1) %	15.32	13.50	13.5%
Note: Amounts may not recalculate due to rounding.
(1)Domestic results include Canada, Puerto Rico and U.S. Virgin Islands.
(2)Latin America results include the Caribbean.

American Airlines Reports Third-Quarter 2023 Financial Results
Oct. 19, 2023

Reconciliation of GAAP Financial Information to Non-GAAP Financial Information
American Airlines Group Inc. (the Company) sometimes uses financial measures that are derived from the condensed consolidated financial statements but that are not presented in accordance with GAAP to understand and evaluate its current operating performance and to allow for period-to-period comparisons. The Company believes these non-GAAP financial measures may also provide useful information to investors and others. These non-GAAP measures may not be comparable to similarly titled non-GAAP measures of other companies, and should be considered in addition to, and not as a substitute for or superior to, any measure of performance, cash flow or liquidity prepared in accordance with GAAP. The Company is providing a reconciliation of reported non-GAAP financial measures to their comparable financial measures on a GAAP basis.
The tables below present the reconciliations of the following GAAP measures to their non-GAAP measures:
–Operating Income (Loss) (GAAP measure) to Operating Income Excluding Net Special Items (non-GAAP measure)
–Operating Margin (GAAP measure) to Operating Margin Excluding Net Special Items (non-GAAP measure)
–Pre-Tax Income (Loss) (GAAP measure) to Pre-Tax Income (Loss) Excluding Net Special Items (non-GAAP measure)
–Pre-Tax Margin (GAAP measure) to Pre-Tax Margin Excluding Net Special Items (non-GAAP measure)
–Net Income (Loss) (GAAP measure) to Net Income (Loss) Excluding Net Special Items (non-GAAP measure)
–Basic and Diluted Earnings (Loss) Per Share (GAAP measure) to Basic and Diluted Earnings (Loss) Per Share Excluding Net Special Items (non-GAAP measure)
Management uses these non-GAAP financial measures to evaluate the Company's current operating performance and to allow for period-to-period comparisons. As net special items may vary from period-to-period in nature and amount, the adjustment to exclude net special items allows management an additional tool to understand the Company’s core operating performance.
Additionally, the tables below present the reconciliations of total operating costs (GAAP measure) to total operating costs excluding net special items and fuel (non-GAAP measure) and total operating costs per ASM (CASM) to CASM excluding net special items and fuel. Management uses total operating costs excluding net special items and fuel and CASM excluding net special items and fuel to evaluate the Company's current operating performance and for period-to-period comparisons. The price of fuel, over which the Company has no control, impacts the comparability of period-to-period financial performance. The adjustment to exclude fuel and net special items allows management an additional tool to understand and analyze the Company’s non-fuel costs and core operating performance.

Reconciliation of Operating Income Excluding Net Special Items	3 Months Ended September 30,		Percent Increase (Decrease)	9 Months Ended September 30,		Percent Increase (Decrease)
	2023	2022		2023	2022
	(in millions)			(in millions)
Operating income (loss) as reported	$(223)	$930		$2,378	$225
Operating net special items:
Mainline operating special items, net (1)	949	37		962	189
Regional operating special items, net	2	2		8	2
Operating income excluding net special items	$728	$969	(24.9%)	$3,348	$416	nm

Calculation of Operating Margin
Operating income (loss) as reported	$(223)	$930		$2,378	$225
Total operating revenues as reported	$13,482	$13,462		$39,726	$35,783
Operating margin	(1.7%)	6.9%		6.0%	0.6%

Calculation of Operating Margin Excluding Net Special Items
Operating income excluding net special items	$728	$969		$3,348	$416
Total operating revenues as reported	$13,482	$13,462		$39,726	$35,783
Operating margin excluding net special items	5.4%	7.2%		8.4%	1.2%

Reconciliation of Pre-Tax Income (Loss) Excluding Net Special Items
Pre-tax income (loss) as reported	$(690)	$658		$1,089	$(824)
Pre-tax net special items:
Mainline operating special items, net (1)	949	37		962	189
Regional operating special items, net	2	2		8	2
Nonoperating special items, net (2)	101	(57)		146	34
Total pre-tax net special items	1,052	(18)		1,116	225

Pre-tax income (loss) excluding net special items	$362	$640	(43.4%)	$2,205	$(599)	nm

Calculation of Pre-Tax Margin
Pre-tax income (loss) as reported	$(690)	$658		$1,089	$(824)
Total operating revenues as reported	$13,482	$13,462		$39,726	$35,783
Pre-tax margin	(5.1%)	4.9%		2.7%	(2.3%)

Calculation of Pre-Tax Margin Excluding Net Special Items
Pre-tax income (loss) excluding net special items	$362	$640		$2,205	$(599)
Total operating revenues as reported	$13,482	$13,462		$39,726	$35,783
Pre-tax margin excluding net special items	2.7%	4.8%		5.6%	(1.7%)

American Airlines Reports Third-Quarter 2023 Financial Results
Oct. 19, 2023

Reconciliation of Net Income (Loss) Excluding Net Special Items	3 Months Ended September 30,		Percent Increase (Decrease)	9 Months Ended September 30,		Percent Increase (Decrease)
	2023	2022		2023	2022
	(in millions, except share and per share amounts)			(in millions, except share and per share amounts)
Net income (loss) as reported	$(545)	$483		$803	$(676)
Net special items:
Total pre-tax net special items (1), (2)	1,052	(18)		1,116	225
Income tax special items, net	—	—		—	(9)
Net tax effect of net special items	(244)	13		(252)	(39)
Net income (loss) excluding net special items	$263	$478	(45.0%)	$1,667	$(499)	nm

Reconciliation of Basic and Diluted Earnings (Loss) Per Share Excluding Net Special Items
Net income (loss) excluding net special items	$263	$478		$1,667	$(499)
Shares used for computation (in thousands):
Basic	654,119	650,586		653,241	650,145
Diluted	722,087	715,985		719,956	650,145
Earnings (loss) per share excluding net special items:
Basic	$0.40	$0.73		$2.55	$(0.77)
Diluted (3)	$0.38	$0.69		$2.36	$(0.77)

Reconciliation of Total Operating Costs per ASM Excluding Net Special Items and Fuel
Total operating expenses as reported	$13,705	$12,532		$37,348	$35,558

Operating net special items:
Mainline operating special items, net (1)	(949)	(37)		(962)	(189)
Regional operating special items, net	(2)	(2)		(8)	(2)
Total operating expenses excluding net special items	12,754	12,493		36,378	35,367

Aircraft fuel and related taxes	(3,209)	(3,847)		(9,098)	(10,369)
Total operating expenses excluding net special items and fuel	$9,545	$8,646		$27,280	$24,998
	(in cents)			(in cents)
Total operating expenses per ASM as reported	18.70	18.28		17.96	18.30

Operating net special items per ASM:
Mainline operating special items, net (1)	(1.29)	(0.05)		(0.46)	(0.10)
Regional operating special items, net	—	—		—	—
Total operating expenses per ASM excluding net special items	17.40	18.22		17.49	18.21

Aircraft fuel and related taxes per ASM	(4.38)	(5.61)		(4.38)	(5.34)
Total operating expenses per ASM excluding net special items and fuel	13.02	12.61		13.12	12.87
Note: Amounts may not recalculate due to rounding.
FOOTNOTES:
(1)The 2023 three and nine month period mainline operating special items, net principally included $983 million of one-time charges resulting from the ratification of a new collective bargaining agreement with our mainline pilots, including a one-time payment of $754 million as well as adjustments to other benefit-related items of $229 million.
The 2022 nine month period mainline operating special items, net principally included a non-cash impairment charge to write down the carrying value of the Company's retired Airbus A330 fleet to the estimated fair value due to the market conditions for certain used aircraft. The Company retired its Airbus A330 fleet in 2020 as a result of the decline in demand for air travel due to the COVID-19 pandemic.
(2)Principally included charges associated with debt refinancings and extinguishments as well as mark-to-market net unrealized gains and losses associated with certain equity investments.
(3)The 2023 three and nine month period diluted earnings per share excluding net special items gives effect to, among other things, the Company's outstanding 6.5% senior convertible notes by (a) adding back to earnings $11 million and $33 million of interest expense, respectively, related to such convertible notes, net of estimated profit sharing, short-term incentive and tax effects and (b) including in the diluted shares outstanding, 61.7 million shares issuable in respect to such convertible notes.

American Airlines Reports Third-Quarter 2023 Financial Results
Oct. 19, 2023

American Airlines Group Inc.
Condensed Consolidated Statements of Cash Flows
(In millions)(Unaudited)

	9 Months Ended September 30,
	2023	2022
Net cash provided by operating activities	$5,154	$2,331
Cash flows from investing activities:
Capital expenditures and aircraft purchase deposits	(1,753)	(1,860)
Proceeds from sale-leaseback transactions and sale of property and equipment	219	83
Purchases of short-term investments	(8,323)	(12,113)
Sales of short-term investments	6,857	13,412
Decrease in restricted short-term investments	39	41
Purchase of equity investments	—	(205)
Other investing activities	300	(274)
Net cash used in investing activities	(2,661)	(916)
Cash flows from financing activities:
Payments on long-term debt and finance leases	(4,624)	(2,038)
Proceeds from issuance of long-term debt	2,324	699
Other financing activities	(92)	(8)
Net cash used in financing activities	(2,392)	(1,347)
Net increase in cash and restricted cash	101	68
Cash and restricted cash at beginning of period	586	408
Cash and restricted cash at end of period (1)	$687	$476

(1)The following table provides a reconciliation of cash and restricted cash to amounts reported within the condensed consolidated balance sheets:

Cash	$577	$332
Restricted cash included in restricted cash and short-term investments	110	144
Total cash and restricted cash	$687	$476

American Airlines Reports Third-Quarter 2023 Financial Results
Oct. 19, 2023

Free Cash Flow
The Company's free cash flow summary is presented in the table below, which is a non-GAAP measure that management believes is useful information to investors and others in evaluating the Company's ability to generate cash from its core operating performance that is available for use to reinvest in the business or to reduce debt. The Company defines free cash flows as net cash provided by operating activities less net cash used in investing activities, adjusted for (1) net purchases of short-term investments and (2) change in restricted cash. We believe that calculating free cash flow as adjusted for these items is more useful for investors because short-term investment activity and restricted cash are not representative of activity core to our operations.
This non-GAAP measure may not be comparable to similarly titled non-GAAP measures of other companies, and should be considered in addition to, and not as a substitute for or superior to, any measure of performance, cash flow or liquidity prepared in accordance with GAAP. Our calculation of free cash flow is not intended, and should not be used, to measure the residual cash flow available for discretionary expenditures because, among other things, it excludes mandatory debt service requirements and certain other non-discretionary expenditures.

9 Months Ended September 30, 2023

(in millions)
Net cash provided by operating activities	$5,154
Adjusted net cash used in investing activities (1)	(1,159)
Free cash flow	$3,995

(1)The following table provides a reconciliation of adjusted net cash used in investing activities for the nine months ended September 30, 2023 (in millions):

Net cash used in investing activities	$(2,661)
Adjustments:
Net purchases of short-term investments	1,466
Decrease in restricted cash	36
Adjusted net cash used in investing activities	$(1,159)

American Airlines Reports Third-Quarter 2023 Financial Results
Oct. 19, 2023

American Airlines Group Inc.
Condensed Consolidated Balance Sheets
(In millions, except shares)

	September 30, 2023	December 31, 2022
	(unaudited)
Assets
Current assets
Cash	$577	$440
Short-term investments	10,005	8,525
Restricted cash and short-term investments	925	995
Accounts receivable, net	2,021	2,138
Aircraft fuel, spare parts and supplies, net	2,461	2,279
Prepaid expenses and other	719	892
Total current assets	16,708	15,269
Operating property and equipment
Flight equipment	40,934	39,703
Ground property and equipment	10,156	9,913
Equipment purchase deposits	799	613
Total property and equipment, at cost	51,889	50,229
Less accumulated depreciation and amortization	(21,571)	(20,029)
Total property and equipment, net	30,318	30,200
Operating lease right-of-use assets	7,878	8,094
Other assets
Goodwill	4,091	4,091
Intangibles, net	2,053	2,059
Deferred tax asset	2,875	3,099
Other assets	1,788	1,904
Total other assets	10,807	11,153
Total assets	$65,711	$64,716
Liabilities and Stockholders’ Equity (Deficit)
Current liabilities
Current maturities of long-term debt and finance leases	$3,767	$3,274
Accounts payable	2,123	2,149
Accrued salaries and wages	3,262	1,713
Air traffic liability	7,673	6,745
Loyalty program liability	3,491	3,169
Operating lease liabilities	1,387	1,465
Other accrued liabilities	2,677	2,981
Total current liabilities	24,380	21,496
Noncurrent liabilities
Long-term debt and finance leases, net of current maturities	29,722	32,389
Pension and postretirement benefits	2,929	2,837
Loyalty program liability	5,834	5,976
Operating lease liabilities	6,329	6,559
Other liabilities	1,653	1,258
Total noncurrent liabilities	46,467	49,019
Stockholders' equity (deficit)
Common stock, 653,504,063 shares outstanding at September 30, 2023	7	6
Additional paid-in capital	7,353	7,291
Accumulated other comprehensive loss	(4,788)	(4,585)
Retained deficit	(7,708)	(8,511)
Total stockholders' deficit	(5,136)	(5,799)
Total liabilities and stockholders’ equity (deficit)	$65,711	$64,716